Financial instruments and risk management	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and risk management
29 Financial instruments and risk management
In this note, except where stated, the information relates to the financial instruments of the parent companies and their subsidiaries and joint operations, and excludes those of equity accounted units. We have grouped the information in the following sections:
A – Financial assets and liabilities by categories
B – Derivative financial instruments
C – Fair values
A (a) Financial assets and liabilities by categories

At 31 December 2021	Note	Total US$m	Amortised cost US$m	Fair value through other comprehensive income US$m	Fair value through profit and loss US$m
Financial assets
Cash and cash equivalents	20	12,807	8,669	—	4,138
Trade and other financial receivables(a)(b)	18	2,762	1,598	—	1,164
Equity shares and quoted funds	19	117	—	98	19
Other investments, including loans(c)	19	2,682	22	—	2,660
Derivatives related to net debt: designated as hedges(d)	19, 23	139	—	—	139
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	19	133	—	—	133
Loans to equity accounted units including quasi equity loans		96	96	—	—
Total financial assets		18,736	10,385	98	8,253

Financial liabilities
Trade and other financial payables(e)	24	(6,356)	(6,289)		(67)
Short-term borrowings and bank overdrafts	21	(1,136)	(1,136)		—
Medium-term and long-term borrowings	21	(12,395)	(12,395)		—
Derivatives related to net debt: designated as hedges(d)	21, 23	(240)	—		(240)
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	21	(255)	—		(255)
Embedded derivatives not related to net debt: designated as hedges(d)	21	(123)	—		(123)
Other financial liabilities	21	(20)	(20)		—
Total financial liabilities		(20,525)	(19,840)		(685)

At 31 December 2020	Note	Total US$m	Amortised cost US$m	Fair value through other comprehensive income US$m	Fair value through profit and loss US$m
Financial assets
Cash and cash equivalents	20	10,381	3,970	—	6,411
Trade and other financial receivables(a)(b)	18	3,286	1,479	—	1,807
Equity shares and quoted funds	19	75	—	64	11
Other investments, including loans(c)	19	2,899	138	—	2,761
Derivatives related to net debt: designated as hedges(d)	19, 23	388	—	—	388
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	19	204	—	—	204
Embedded derivatives not related to net debt: designated as hedges(d)	19	73	—	—	73
Loans to equity accounted units including quasi equity loans		153	153	—	—
Total financial assets		17,459	5,740	64	11,655

Financial liabilities
Trade and other financial payables(e)	24	(5,847)	(5,817)		(30)
Short-term borrowings and bank overdrafts	21	(584)	(584)		—
Medium-term and long-term borrowings	21	(13,247)	(13,247)		—
Derivatives related to net debt: designated as hedges(d)	21, 23	(140)	—		(140)
Derivatives and embedded derivatives not related to net debt: not designated as hedges(d)	21	(24)	—		(24)
Embedded derivatives not related to net debt: designated as hedges(d)	21	(20)	—		(20)
Other financial liabilities	21	—	—		—
Total financial liabilities		(19,862)	(19,648)		(214)
(a)Trade and other financial receivables comprise trade receivables, other financial receivables, receivables relating to net investments in finance leases and amounts due from equity accounted units within note 18.
(b)Provisionally priced receivables are fair valued.
(c)Other investments, including loans, include US$2,401 million (2020: US$2,538 million) of highly liquid financial assets in managed investment funds classified as held for trading.
(d)These financial assets and liabilities in aggregate agree to the total derivative financial instruments disclosed in notes 19 and 21.
(e)Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units within note 24. The trade and other payables held at fair value are valued using Level 2 inputs.
A (b) Financial risk management
Objectives and policy

Our financial risk management objectives are:
–to have in place a robust capital structure to manage the organisation through the commodity cycle; and
–to allow our financial exposures to float with the market.
Any exceptions to these require formal approval by the Board.
The Group operates a floating prices and rates policy for the management of our key economic exposure to commodity price, foreign exchange and interest rates risks. We do not seek to hedge this floating exposure and will re-float, where possible, any material price or rates that are fixed. Where this is impossible (or sub-optimal) any non-floating price risks are managed within defined market risk tolerances. Derivatives are used as and when required in order to manage our exposure in accordance with this underlying financial risk management principle.
In the paragraphs below, we summarise the risks that we are exposed to, and outline how our Treasury and Commercial teams manage these risks in accordance with agreed policies. These teams operate under a strong control environment, within approved limits. Our Board reviews and approves limits at least annually.
(i) Capital and liquidity risk
Our overriding objective when managing capital and liquidity is to safeguard the business as a going concern. Capital is allocated in a consistent and disciplined manner, prioritising sustaining capital expenditure, followed by the ordinary dividend and then an iterative allocation between investing in compelling growth opportunities, maintaining balance sheet strength and delivering further returns to shareholders.
Our Board and senior management regularly review the capital structure and liquidity of the Group. They take into account our strategic priorities, the economic and business conditions, and any identified investment opportunities, along with the expected returns to shareholders. We expect total cash returns to shareholders over the longer term to be in a range of 40–60% of underlying earnings in aggregate through the commodity cycle.
We consider various financial metrics when managing our risk, including net debt, gearing, the overall level of borrowings and their maturity profile, liquidity levels, total capital, future cash flows, underlying EBITDA and interest cover ratios.
Our total capital as at 31 December was:

Total capital	Note	2021 US$m	2020 US$m
Equity attributable to owners of Rio Tinto (see Group balance sheet)		51,432	47,054
Equity attributable to non-controlling interests (see Group balance sheet)		5,158	4,849
Net (cash)/debt	23	(1,576)	664
Total capital		55,014	52,567
Our net cash increased by US$2.2 billion to US$1.6 billion at 31 December 2021 from net debt of US$0.7 billion at 31 December 2020. This was driven by operating cash inflows, partially offset by capital expenditure and cash returns to shareholders during the year. At 31 December 2021 net gearing was (3)% (2020: 1%) and interest cover was 59 times (2020: 39 times).
We have access to various forms of financing including our US Shelf Programme, European Debt Issuance Programme, Commercial Paper and credit facilities. On 28 October 2021, we issued US$1.25 billion 30-year fixed rate SEC-registered bonds with a coupon of 2.75%. The proceeds of the new issuance were used to fund the early redemption and extinguishment of the company’s US$1.20 billion 3.75% bonds due to mature in June 2025.
On 16 November 2021, Rio Tinto Finance plc and Rio Tinto Finance Limited completed the renewal of our US$7.5 billion multi-currency revolving credit facility with a syndicate of banks. The facility is guaranteed by Rio Tinto plc and Rio Tinto Limited and has a five-year term, that now matures in November 2026. Other features include: two consecutive one-year extension options and a US$6.2 billion denominated same day access swing-line facility. The new facility replaced the US$7.5 billion dual tranche revolving credit facility dated 15 November 2013, last amended in November 2020. The facility remained undrawn throughout the year.
Our credit ratings, as provided by Standard & Poor’s and Moody’s investor services, as at 31 December were:

	2021	2020
Long-term rating	A/A2	A/A2
Short-term rating	A-1/P-1	A-1/P-1
Outlook	Stable/Stable	Stable/Stable
Our unified credit status is maintained through cross guarantees, which mean the contractual obligations of Rio Tinto plc and Rio Tinto Limited are automatically guaranteed by the other.
29 Financial instruments and risk management continued
In the table below, we summarise the maturity profile of our financial liabilities on our balance sheet based on contractual undiscounted payments. When the amount payable is not fixed, the amount disclosed is determined by reference to the conditions existing at the end of the reporting period. This will therefore not necessarily agree with the amounts disclosed as the carrying value.
Financial liability analysis

At 31 December 2021 (Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 3 years US$m	Between 3 and 4 years US$m	Between 4 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables(a)	(5,766)	(31)	(34)	(18)	(20)	(406)	(6,275)
Expected lease liability payments	(361)	(266)	(174)	(133)	(93)	(704)	(1,731)
Borrowings before swaps	(827)	(746)	(1,318)	(604)	(597)	(8,112)	(12,204)
Expected future interest payments(a)	(511)	(486)	(460)	(439)	(414)	(3,485)	(5,795)
Other financial liabilities	(20)	—	—	—	—	—	(20)
Derivative financial liabilities(b)
Derivatives related to net debt – gross settled(a):
– gross inflows	41	41	506	27	27	756	1,398
– gross outflows	(44)	(44)	(590)	(34)	(34)	(909)	(1,655)
Derivatives not related to net debt – net settled	(186)	(77)	(40)	(10)	(3)	(37)	(353)
Derivatives not related to net debt – gross settled:
– gross inflows	1,302	—	—	—	—	—	1,302
– gross outflows	(1,340)	—	—	—	—	—	(1,340)
Total	(7,712)	(1,609)	(2,110)	(1,211)	(1,134)	(12,897)	(26,673)

At 31 December 2020 (Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 3 years US$m	Between 3 and 4 years US$m	Between 4 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables(a)	(5,251)	(53)	(15)	(34)	(19)	(394)	(5,766)
Expected lease liability payments	(271)	(231)	(155)	(101)	(84)	(724)	(1,566)
Borrowings before swaps	(351)	(667)	(743)	(1,256)	(1,892)	(7,477)	(12,386)
Expected future interest payments(a)	(525)	(522)	(495)	(469)	(427)	(2,999)	(5,437)
Other financial liabilities	—	—	—	—	—	—	—
Derivative financial liabilities(b)
Derivatives related to net debt – gross settled(a):
– gross inflows	27	27	27	27	27	790	925
– gross outflows	(34)	(34)	(34)	(34)	(34)	(943)	(1,113)
Derivatives not related to net debt – net settled	(20)	(7)	(2)	(2)	(2)	(9)	(42)
Derivatives not related to net debt – gross settled:
– gross inflows	290	—	—	—	—	—	290
– gross outflows	(291)	—	—	—	—	—	(291)
Total	(6,426)	(1,487)	(1,417)	(1,869)	(2,431)	(11,756)	(25,386)
(a)The interest payable at year end was removed from trade and other financial payables and is shown within expected future interest payments. Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.
(b)The maturity grouping is based on the earliest payment date.

Offsetting and enforceable master netting agreements
When we have a legally enforceable right to offset our financial assets and liabilities and an intention to settle on a net basis, or realise the asset and settle the liability simultaneously, we report the net amount in the consolidated balance sheet. Agreements with derivative counterparties are based on the International Swaps and Derivatives Association master netting agreements that do not meet the criteria for offsetting, but allow for the related amounts to be set-off in certain circumstances. During the year, there were no material amounts offset in the balance sheet.
(ii) Commodity price risk
Our broad commodity base means our exposure to commodity prices is diversified. Our normal policy is to sell our products at prevailing market prices. Exceptions to this rule are subject to strict limits laid down by the Board, and to defined market risk tolerances and internal controls.
We sell our products to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Sales revenue may be subject to adjustment if product specifications do not conform to the terms specified in a sales contract.
Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms. We sell a smaller proportion of iron ore volumes on the spot market.
We generally sell copper and aluminium under contracts which vary in tenure and pricing mechanisms, with some volumes sold in the spot market. The prices are determined by reference to prevailing market prices on terminal markets, such as the London Metal Exchange (LME) and the Commodities Exchange (COMEX) in New York. Prices fluctuate widely in response to changing levels of supply and demand but, in the long run, prices are related to the marginal cost of supply. Gold is also priced in an active market in which prices respond to daily changes in quantities offered and sought. Newly mined gold is only one source of supply; investment and disinvestment can be important elements of supply and demand.
At the date revenue is recognised, certain of our products are provisionally priced, based on the amount we expect to receive in the future. After initial recognition of revenue, we record any change in revenue relating to market prices separately in “Other revenue” (refer to note 3). Substantially all iron ore and aluminium sales are reflected at final prices at each reporting period. Final prices for copper concentrate, however, are normally determined between 30 and 180 days after delivery to our customer.
At 31 December 2021, we had 201 million pounds of copper sales, including share of equity accounted unit (31 December 2020: 261 million pounds), that were provisionally priced at US 436 cents per pound (2020: US 336 cents per pound). The final price of these sales will be determined during the first half of 2022. A 10% change in the price of copper realised on the provisionally priced sales, all other factors held constant, would increase or reduce net earnings by US$54 million (2020: US$58 million).
For some products, particularly aluminium, we are also exposed to fluctuations in power prices.
Hedging strategy
We do not generally consider that using derivatives to fix commodity prices would provide a long-term benefit to our shareholders. However, for certain physical commodity transactions for which the price was fixed at the contract date, we enter into derivatives to achieve the prevailing market prices at the point of revenue recognition.
To mitigate our exposure to changes in the relationship between aluminium prices and power prices, we have a number of electricity purchase contracts which are directly linked to the daily official LME cash ask price for high grade aluminium (“LME price”) and to the US Midwest Transaction Premium (“Midwest premium”).
In accordance with IFRS 9, we apply hedge accounting to two embedded derivatives within our power contracts. The embedded derivatives (notional aluminium forward sales) have been designated as the hedging instrument. The forecasted aluminium sales, priced using the LME price and the Midwest premium, represent the hedged item.
The hedging ratio is 1:1, as the quantity of sales designated as being hedged matches the notional amount of the hedging instrument. The hedging instrument’s notional amount, expressed in equivalent metric tonnes of aluminium, is derived from our expected electricity consumption under the power contracts as well as other relevant contract parameters.
When we designate such embedded derivatives as the hedging instrument in a cash flow hedge, we recognise the effective portion of the change in the fair value of the hedging instrument in other comprehensive income, and it is accumulated in the cash flow hedge reserve. The amount that is recognised in other comprehensive income is limited to the lesser of the cumulative change in the fair value of the hedging instrument and the cumulative change in the fair value of the hedged item, in absolute terms. On realisation of the hedges, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.
We recognise any ineffectiveness relating to the hedging relationship immediately in the income statement.
Sources of ineffectiveness include: differences in the timing of the cash flows between the hedged item and the hedging instrument, non-zero initial fair value of the hedging instrument, the existence of a cap on the Midwest premium in the hedging instrument and counterparty credit risk.
We held the following notional aluminium forward sales contracts embedded in the power contracts:

At 31 December 2021	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	573,653	72,555	289,867	211,231	—
Notional amount (in US$ millions)	1,377	162	683	532	—
Average hedged rate (in US$ per tonne)	2,401	2,234	2,355	2,520	—

At 31 December 2020	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	640,963	72,548	287,587	280,828	—
Notional amount (in US$ millions)	1,522	159	663	700	—
Average hedged rate (in US$ per tonne)	2,375	2,189	2,305	2,495	—
29 Financial instruments and risk management continued
The impact on our financial statements of these hedging instruments and hedging items are:

	Aluminium embedded derivatives separated from the power contract (Hedging instrument)(a)			Highly probable forecast aluminium sales (Hedged item)
	Nominal US$m	Carrying amount US$m	Change in fair value in the period US$m	Cash flow hedge reserve(b) US$m	Change in fair value in the period US$m	Total hedging (losses)/gains recognised in reserves US$m	Hedge ineffective-ness in the period gains/(losses)(c) US$m	Losses/(gains) reclassified from reserves to income statement(d) US$m
2021	1,377	(124)	(201)	(11)	300	(211)	10	17
2020	1,522	46	23	184	(49)	27	(4)	(40)
(a)Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts.2021: nil (2020: US$66 million) of the carrying value is shown within “Other financial assets” and US$124 million (2020: US$20 million) shown within “Other financial liabilities”.
(b)The difference between this amount and the total cash flow hedge reserve of the Group (shown in note 28) relates to our cash flow hedge on the sterling bond (refer to interest rate risk section).
(c)Hedge ineffectiveness is included in net operating costs (raw materials, consumables, repairs and maintenance) in the income statement.
(d)On realisation of the hedge, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.
There was no cost of hedging recognised in 2021 or 2020 relating to this hedge relationship.
We set out details of our commodity derivatives that are not designated as hedges in section B.
Sensitivities
Our commodity derivatives are impacted by changes in market prices. The table below summarises the impact that changes in aluminium market prices have on aluminium forward and option contracts embedded in power supply agreements outstanding at 31 December 2021. Any change in price will result in an offsetting change in our future earnings.

	Change in market prices	2021 US$m	2020 US$m
Effect on net earnings	+10%	(78)	(19)
	(10)%	73	19
Effect on equity	+10%	(98)	(98)
	(10)%	95	100
We exclude our “own use contracts” from this sensitivity analysis as they are outside the scope of IFRS 9. Our business units continue to hold these types of contracts to satisfy their expected purchase, sale or usage requirements.
(iii) Credit risk
We are exposed to credit risk in our operating activities (primarily from customer trade receivables); and from our investing activities that primarily include government securities (primarily US Government), corporate and asset-backed securities, reverse re-purchase agreements, money market funds, and balances with banks and financial institutions. We are also exposed to credit risk arising from our interest rate and currency derivative contracts.
Credit risks related to receivables
Our Commercial team manages customer credit risk subject to our established policy, procedures and controls. The team establishes credit limits for all of our customers. Where customers are rated by an independent credit rating agency, these ratings are used as a guide to set credit limits. Where there are no independent credit ratings available, we assess the credit quality of the customer through a credit rating model and assign appropriate credit limit. The Commercial team monitors outstanding customer receivables regularly and highlights any credit concerns to senior management. Receivables to high risk customers are often secured by letters of credit or other forms of credit enhancement.
The expected credit loss on our trade receivable portfolio is insignificant (see note 18).
Credit risk related to financial instruments and cash deposits
Our Treasury team manages credit risk from our investing activities in accordance with a Board-approved credit risk framework which sets the risk appetite. Our Board reviews this annually. We make investments of surplus funds only with approved investment grade (BBB- and above) counterparties who have been assigned specific credit limits. The limits are set to minimise the concentration of credit risk and therefore mitigate the potential for financial loss through counterparty failure.
The maximum credit risk exposure arising on our financial assets at the balance sheet date is as follows:

	Note	2021 US$m	2020 US$m
Cash and cash equivalents	20	12,807	10,381
Trade and other financial receivables	18	2,762	3,286
Investments	19	2,682	2,899
Derivative assets	19	272	665
Loans to equity accounted units		—	41
Total		18,523	17,272
(iv) Foreign exchange risk
The broad geographic spread of our sales and operations means that our earnings, cash flows and shareholders’ equity are influenced by a wide variety of currencies.
The majority of our sales are denominated in the US dollar.
Our operating costs are influenced by the currencies of those countries where our mines and processing plants are located, and by those currencies in which we buy imported equipment and services. The US dollar, the Australian dollar and the Canadian dollar are the most important currencies influencing our costs. In any particular year, currency fluctuations may have a significant impact on our financial results. A strengthening of the US dollar against the currencies in which our costs are partly denominated has a positive effect on our underlying earnings. However, a strengthening of the US dollar reduces the value of non-US dollar denominated net assets, and therefore total equity.
Our external borrowings and cash are mainly denominated in US dollars, either directly or through the use of derivatives, as we consider the US dollar the most appropriate currency for financing our operations.
In most cases our debt and other financial assets and liabilities, including intragroup balances, is held in the functional currency of the relevant subsidiary. There are instances where these balances are held in currencies other than the functional currency of the relevant subsidiary. This means we recognise exchange gains and losses in our income statement (except where they can be taken to equity) as these balances are translated into the functional currency of the relevant subsidiary. Our income statement also includes exchange gains and losses arising on US dollar net debt and intragroup balances. On consolidation, these balances are retranslated to our US dollar presentation currency and there is a corresponding and offsetting exchange difference recognised directly in the currency translation reserve. There is no impact on total equity.
The table below summarises, by currency, our net cash/(debt), after taking into account relevant cross currency interest rate swaps and foreign exchange contracts:

Net cash/(debt) by currency	Total borrowings excluding overdrafts US$m	Lease liabilities US$m	Derivatives related to net debt US$m	Cash and cash equivalents US$m	Other investments US$m	Net cash/(debt) 2021 US$m	Net cash/(debt) 2020 US$m
US dollar	(11,707)	(410)	(101)	12,018	2,401	2,201	(141)
Australian dollar	(282)	(493)	—	276	—	(499)	(286)
Canadian dollar	(172)	(192)	—	44	—	(320)	(333)
South African rand	—	(3)	—	118	—	115	140
Other	(5)	(265)	—	349	—	79	(44)
Total	(12,166)	(1,363)	(101)	12,805	2,401	1,576	(664)
Hedging strategy
Under normal market conditions, we do not consider that active currency hedging of transactions would provide long-term benefits to shareholders. We review our exposure on a regular basis and will undertake hedging if deemed appropriate. We may deem currency protection measures appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be economically hedged subject to strict limits laid down by the Board. Details of the cross-currency interest rate swaps and the currency forward contracts used to manage our currency risk exposures at 31 December 2021 are in section B.
29 Financial instruments and risk management continued
Sensitivities
The table below shows the estimated retranslation effect on financial assets and financial liabilities, including intragroup balances, of a 10% strengthening in the closing exchange rate of the US dollar against significant currencies. We deem 10% to be the annual exchange rate movement that is reasonably probable (on an annual basis over the long run) for any of our significant currencies and therefore an appropriate representation.
We calculate sensitivities in relation to the functional currencies of our individual entities. We translate the impact of these on net earnings and underlying earnings into US dollars at the exchange rates on which the sensitivities are based. The impact to net earnings associated with a 10% weakening of a particular currency, shown below, is broadly offset within equity through movements in the currency translation reserve and therefore generally has no impact on our net assets. The offsetting currency translation movement is not shown in the table below. The impact is expressed in terms of the effect on net earnings, underlying earnings, and equity, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at 31 December 2021, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2021, and therefore the following information should be used with care.
At 31 December 2021
Gains/(losses) associated with 10% strengthening of the US dollar

Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Of which amount impacting underlying earnings US$m	Impact directly on equity US$m
Australian dollar	73	379	(18)	(1,044)
Canadian dollar	78	(111)	(3)	—
At 31 December 2020
Gains/(losses) associated with 10% strengthening of the US dollar

Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Of which amount impacting underlying earnings US$m	Impact directly on equity US$m
Australian dollar	77	625	(11)	(1,105)
Canadian dollar	78	(167)	6	—
(v) Interest rate risk
Our interest rate management policy is generally to borrow and invest at floating interest rates. The approach to floating rate borrowing is based upon; i) the lower cost of borrowing historically observed from maintaining a floating rate exposure and ii) the historical correlation between interest rates and commodity prices. In certain circumstances, we may elect to maintain a higher proportion of fixed-rate funding.
Hedging strategy
We enter into interest rate swaps to hedge the interest rate exposure from our fixed rate borrowings, and review these positions on a regular basis. The tenor of the interest rate swaps is sometimes shorter than the tenor of the bond which means, we remain exposed to long term fixed rate funding. In 2020 we entered into US$1.5 billion of interest rate swaps with a tenor of five years to hedge the Alcan bonds which had been historically held at fixed rates. In 2021, we issued a 30-year US$1.25 billion bond which was swapped to floating rates for a tenor of seven years. As interest rate swaps mature, new medium dated swaps are generally transacted to maintain this floating rate exposure. The economic characteristics of the interest rate swaps are shown in the table below.
The interest rates swaps transacted in 2020 and 2021, were designated into fair value hedge relationships with the respective tranches of debt. For the fair value movements, in relation to all of our fair value hedged items and instruments, refer to note 8. At 31 December 2021, US$6.0 billion (2020: US$5.9 billion) US dollar notional fixed-rate US dollar borrowings continue to be swapped to floating US dollar rates and €417 million (2020: €417 million) euro notional fixed-rate borrowings continue to be fully swapped to floating US dollar interest rates at an effective exchange rate of 1.3105. These swaps are designated in fair value hedge relationships.
Since 2012, we have also held cross-currency interest rate swaps to convert the principal and annual fixed interest coupons of the Rio Tinto Finance plc £500 million Sterling Bond to a US dollar notional with fixed US dollar annual interest coupons. We applied cash flow hedge accounting to this relationship to limit our US dollar cash flow exposure on the principal and interest payments. The hedge was fully effective in the 2021 and 2020 financial years as the notional amount, maturity, payment and reset dates match.

						2021		2020
Nominal amount of the bond		Nominal amount of the hedging instrument		Maturity	Effective exchange rate	Loss in fair value of the hedged item US$m	Gain in fair value of the hedging instrument US$m	Gain in fair value of the hedged item US$m	Loss in fair value of the hedging instrument US$m
£500	million	US$807	million	November 2029	1.6132	(1)	1	7	(7)
In 2019, we swapped the resulting fixed US dollar annual interest coupon payments to floating rates. Fair value hedge accounting has been applied to this relationship in addition to the pre-existing cash flow hedge.
The effective interest rates of our borrowings, impacted by swaps, are summarised below. All nominal values are fully hedged unless otherwise stated:

Borrowings in a hedge relationship	Nominal value 2021 US$m	Nominal value 2020 US$m	Weighted average interest rate after swaps	Swap maturity	Carrying value 2021 US$m	Carrying value 2020 US$m
Rio Tinto Finance plc Euro Bonds 2.875% due 2024	546	546	3 month LIBOR +1.64%	2024	497	555
Rio Tinto Finance (USA) Limited Bonds 3.75% 2025(a)	—	1,200	3 month LIBOR +1.39%	2025	—	1,299
Rio Tinto Finance (USA) Limited Bonds 7.125% 2028	750	750	3 month LIBOR +3.27%	2028	934	1,005
Alcan Inc. Debentures 7.25% due 2028	100	100	3 month LIBOR +5.43%	2024	105	109
Rio Tinto Finance plc Sterling Bonds 4.0% due 2029	807	807	3 month LIBOR +2.65%	2024	682	717
Alcan Inc. Debentures 7.25% due 2031(b)	400	400	3 month LIBOR +5.72%	2025	420	438
Alcan Inc. Global Notes 6.125% due 2033(b)	750	750	3 month LIBOR +5.67%	2025	722	744
Alcan Inc. Global Notes 5.75% due 2035(b)	300	300	3 month LIBOR +5.18%	2025	283	292
Rio Tinto Finance (USA) Limited Bonds 5.2% 2040	1,150	1,150	3 month LIBOR +3.79%	2022	1,156	1,173
Rio Tinto Finance (USA) plc Bonds 4.75% 2042	500	500	3 month LIBOR +3.42%	2023	495	501
Rio Tinto Finance (USA) plc Bonds 4.125% 2042	750	750	3 month LIBOR +2.83%	2023	735	743
Rio Tinto Finance (USA) Limited Bonds 2.75% 2051(a)	1,250	—	6 month SOFR + 1.57%	2028	1,225	—
(a)On 28 October 2021, the Group issued US$1.25 billion of 30-year fixed rate debt with a coupon of 2.75%. On settlement of the bond, we entered into interest rate swaps to convert the interest payable on these bonds from fixed to floating rates rate for the next seven years. The bond and the swaps are in a fair value hedge relationship. The proceeds of the new issuance were used to fund the early redemption and extinguishment of the company’s US$1.20 billion 3.75% bonds due to mature in June 2025.
(b)In 2020 we entered into new swaps to convert the interest payable in relation to these bonds from fixed to floating rates.
The fair value of interest rate and cross currency interest rate swaps at 31 December 2021 was US$139 million (2020: US$388 million) asset and US$240 million (2020: US$140 million) liability, respectively. These are included within “Other financial assets” and “Other financial liabilities” in the balance sheet.
The main sources of ineffectiveness of the fair value hedges include changes in the timing of the cash flows of the hedging instrument compared to the underlying hedged item, and changes in the credit risk of parties to the hedging relationships. Refer to note 8 for the changes in fair value of the bonds and the swaps as well as the ineffectiveness recognised in the period. Refer to note 1 “New standards Issued not yet effective” for the impacts of IBOR reform.
Taking into account the interest and currency interest rate swaps, at 31 December 2021, US$11.6 billion (2020: US$11.7 billion) of our adjusted gross borrowings were at floating rates. This has resulted in a floating to fixed debt ratio of 85% floating to 15% fixed (2020: 86% floating to 14% fixed). Our weighted average debt maturity was approximately 11 years (2020: nine years) based on current interest rates and the carrying value of gross borrowings at the year end.
Sensitivities
Based on our floating rate financial instruments outstanding at 31 December 2021, the effect on our net earnings of a 100 basis point increase in US dollar LIBOR or SOFR (where applicable) interest rates, with all other variables held constant, would be an income of US$13 million (2020: expense of US$7 million), reflecting the net cash position in 2021 compared to a net debt position in prior year. We have an exposure to interest rate volatility within shareholders’ equity arising from fair value movements on derivatives in the cash flow hedge reserve. These derivatives have an underlying exposure to sterling and US dollars. With all factors remaining constant, and based on the composition of derivatives impacting the cash flow reserve at 31 December 2021, the sensitivity of a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$55 million (2020: US$68 million charge) for sterling and a credit of US$65 million (2020: US$78 million credit) for US dollars. A 100 basis point decrease would have broadly the same impact in the opposite direction.
29 Financial instruments and risk management continued
B Derivative financial instruments
In the table below we summarise our derivatives, including embedded derivatives, as at 31 December.

	Total fair value
	2021		2020
	Asset US$m	Liability US$m	Asset US$m	Liability US$m
Derivatives designated as hedges
Interest rate swaps(a)	139	(34)	386	(1)
Cross-currency interest rate swaps(b)	—	(206)	2	(139)
Aluminium embedded derivatives(c)	—	(125)	66	(20)
Currency forward contracts	—	—	7	—
Total derivatives designated as hedges	139	(365)	461	(160)

Derivatives not designated as hedges
Currency forward contracts and swaps	1	(39)	63	(1)
Aluminium embedded derivatives(c)	53	(121)	80	—
Other embedded derivatives	39	(1)	28	(16)
Other commodity contracts(d)	40	(92)	33	(7)
Total derivatives not designated as hedges	133	(253)	204	(24)
Total derivative instruments	272	(618)	665	(184)

Analysed by maturity:
Less than 1 year	62	(225)	134	(23)
Between 1 and 5 years	60	(211)	330	(14)
More than 5 years	150	(182)	201	(147)
Total	272	(618)	665	(184)
Total net derivative instruments		(346)	481

Reconciliation to balance sheet	Note	2021 US$m	2020 US$m
Non-current assets	19	210	531
Current assets	19	62	134
Current liabilities	21	(225)	(23)
Non-current liabilities	21	(393)	(161)
Total net derivative instruments		(346)	481
(a)The interest rate swaps are used to convert certain fixed rate borrowings to a floating rate.
(b)The cross-currency interest rate swaps are used to convert non-US dollar denominated borrowings to either fixed or floating US dollar borrowings.
(c)Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. These contracts reduce our margin exposure to movements in the aluminium price.
(d)Other commodity derivatives mainly relate to forward contracts which we have entered into to swap some of our fixed priced product sales to prevailing market prices at the point of revenue recognition. None of these derivatives is in a hedge relationship.

C Fair values
The following table shows the carrying amounts and fair values of our borrowings including those which are not carried at an amount which approximates their fair value at 31 December 2021 and 31 December 2020. The fair values of our cash equivalents, loans to equity accounted units and other financial liabilities approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

		2021		2020
	Note	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Borrowings (including overdrafts)	21	12,168	13,904	12,653	15,076
Total borrowings with a carrying value of US$7.3 billion (2020: US$7.6 billion) relate to listed bonds with a fair value of US$8.7 billion (2020: US$9.5 billion) and are categorised as level 1 in the fair value hierarchy.
Borrowings with a carrying value of US$4.2 billion (2020: US$4.2 billion) relate to project finance drawn down by Oyu Tolgoi, with a fair value of US$4.4 billion (2020: US$4.7 billion) and are categorised as level 3 in the fair value hierarchy. We use different valuation inputs for the pre-and post-completion phases to reflect Rio Tinto’s completion support guarantee during the pre-completion phase. To measure the fair value of the project finance pre-completion our valuation input includes market yield over the pre-completion period, the variability of which we consider a reasonable indicator of fair value movements on amounts outstanding under the project finance facility. Post-completion, we estimate the fair value with reference to the annual interest rate on each tranche of the facility, and after considering factors that could indicate a change in the credit assessment of Oyu Tolgoi LLC as a counterparty to project finance. These factors include in-country risk relating to the Oyu Tolgoi project, and the assumed date of transition from pre-completion to post-completion. These valuation inputs are considered to be level 3. Transition from pre-completion to post-completion is determined by a set of tests for both completion of physical infrastructure and the ability to extract and process ore of defined grades over a defined period.
Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield, and are categorised as level 2 in the fair value hierarchy.
C (a) Valuation hierarchy
The tables below show the financial instruments by fair value measurement method in accordance with IFRS 13 at 31 December 2021 and 31 December 2020.

			Held at fair value
At 31 December 2021	Note	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised cost US$m
Assets
Cash and cash equivalents(d)		12,807	4,138	—	—	8,669
Investments in equity shares and funds		117	64	—	53	—
Other investments, including loans(e)	19	2,682	2,422	—	238	22
Trade and other financial receivables(f)	18	2,762	1	1,163	—	1,598

Derivatives (net)
Forward contracts and option contracts: designated as hedges(g) (Section B)		(125)	—	—	(125)	—
Forward contracts and option contracts, not designated as hedges(g) (Section B)		(120)	—	(131)	11	—
Derivatives related to net debt(h) (Section B)		(101)	—	(101)	—	—

Liabilities
Trade and other financial payables	24	(6,356)	—	(67)	—	(6,289)
Total		11,666	6,625	864	177	4,000

			Held at fair value
At 31 December 2020	Note	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised costs US$m
Assets
Cash and cash equivalents(d)		10,381	6,411	—	—	3,970
Investments in equity shares and funds		75	35	—	40	—
Other investments, including loans(e)	19	2,899	2,563	—	198	138
Trade and other financial receivables(f)	18	3,286	5	1,802	—	1,479
Derivatives (net)
Forward contracts and option contracts: designated as hedges(g) (Section B)		53	—	7	46	—
Forward contracts and option contracts, not designated as hedges(g) (Section B)		180	—	69	111	—
Derivatives related to net debt(h) (Section B)		248	—	248	—	—

Liabilities
Trade and other financial payables	24	(5,847)	—	(30)	—	(5,817)
Total		11,275	9,014	2,096	395	(230)
(a)Valuation is based on unadjusted quoted prices in active markets for identical financial instruments. This category includes listed equity shares and other quoted funds.
(b)Valuation is based on inputs that are observable for the financial instruments, which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.
(c)Valuation is based on inputs that are not based on observable market data (unobservable inputs).
(d)Cash and cash equivalents include money market funds which are treated as fair value through profit or loss (FVPL) under IFRS 9 with the fair value movements going into finance income.
(e)Other investments, including loans, comprise: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables. The royalty receivables are valued based on future expected output as well as forward commodity prices.
(f)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 31 December 2021, US$1,114 million (31 December 2020: US$1,671 million) of provisionally priced receivables were recognised.
(g)Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME with terms expiring between 2025 and 2036 (2020: 2025 and 2029). The embedded derivatives are measured using discounted cash flows and option model valuation techniques.
(h)Interest rate and currency interest rate swaps are valued using applicable market quoted swap yield curves adjusted for relevant basis and credit default spreads. Currency interest rate swap valuations also use market quoted foreign exchange rates. A discounted cash flow approach is used to derive fair value from these inputs to the underlying cash flows.
29 Financial instruments and risk management continued
There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the year ended 31 December 2021 or in the year ended 31 December 2020.
C (b) Level 3 financial assets and financial liabilities
The table below shows the summary of changes in the fair value of the Group's level 3 financial assets and financial liabilities.

	2021 Level 3 financial assets and financial liabilities US$m	2020 Level 3 financial assets and financial liabilities US$m
Opening balance	395	383
Currency translation adjustments	(6)	16
Total realised gains/(losses) included in:
– consolidated sales revenue	27	11
– net operating costs	(50)	(39)
Total unrealised gains included in:
– net operating costs	68	24
Total unrealised (losses)/gains transferred into other comprehensive income through cash flow hedges	(212)	26
Additions to (financial liabilities)/assets	(21)	1
Disposals/maturity of financial instruments	(6)	(27)
Transfers	(18)	—
Closing balance	177	395
Net gains for the year included in the income statement for assets and liabilities held at year end(a)	20	—
(a)In 2020 gains and losses included in the income statement offset each other to the extent that the net result is less than US$1 million.

Sensitivity analysis in respect of level 3 derivatives
Forward contracts and options whose fair value is determined using unobservable inputs are calculated using appropriate discounted cash flow and option model valuation techniques.
To value the long-term aluminium embedded derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. In 2021 and 2020, changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts. The fair value of our level 3 aluminium embedded derivatives is US$146 million at 31 December 2021 (2020: US$126 million).
We also have receivables, with a carrying value of US$136 million (2020: US$113 million), that relate to royalties arising from the sale of coal from our previously divested businesses. These are classified as “Other investments”, including loans within “Other financial assets”. The fair values are determined using level 3 unobservable inputs. This royalty receivable includes US$53 million from forecast production beyond 2030. This has not been adjusted for potential changes in production rates that could occur due to climate change targets impacting the operator.
The main unobservable input is the long-term coal price used over the life of the royalty receivable. A 15% increase in the coal spot price would result in a US$63 million increase (2020: US$198 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$53 million decrease (2020: US$46 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).